UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): October 12, 2004


                           Commission File No. 0-11178
                                               -------


                           UTAH MEDICAL PRODUCTS, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


                    UTAH                                87-0342734
       -------------------------------             ------------------
       (State or other jurisdiction of             (I.R.S. Employer
       incorporation or organization)              Identification No.)


                               7043 South 300 West
                               Midvale, Utah 84047
                               -------------------
                     Address of principal executive offices


Registrant's telephone number:      (801) 566-1200
                                    --------------

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                             ITEM 8.01 OTHER EVENTS

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On October 12, 2004, Utah Medical Products, Inc. issued a press release responding to on-going customer questions prompted by competitors. A copy of the press release is attached hereto as Exhibit 99.1


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                                   SIGNATURES

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  Pursuant to the requirements of the Securities Exchanges Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            UTAH MEDICAL PRODUCTS, INC.
                                            ---------------------------
                                            REGISTRANT


Date:       10/12/04                        By:   /s/ Kevin L. Cornwell
      ----------------------                    -----------------------
                                                Kevin L. Cornwell
                                                CEO



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                                  EXHIBIT INDEX


Index
Number         Description
------         -----------

99.1 Press release issued October 12, 2004: UTMD Responds to On-going Customer Questions Prompted by Competitors.